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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C., 20549



                                 FORM 8-K/A


                     Amendment No. 1 to CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):    December 12, 1995






                            CERIDIAN CORPORATION
          (Exact name of registrant as specified in its charter)



         Delaware                      1-1969              52-0278528
(State or other jurisdiction of     (Commission     (I.R.S. Employer
incorporation or organization)      File Number)    Identification No.)



   8100 34th Avenue South, Minneapolis, Minnesota               55425
      (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code      (612)853-8100



       (Former name or former address, if changed since last report)


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     (c)  Exhibits


     The following is an addition to the list of Exhibits filed or incorporated by reference as part of this report:

          Exhibit                  Description

           23.1          Independent Auditors' Consent


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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CERIDIAN CORPORATION
                                            Registrant




Date:  January 11, 1996              /s/L. D. Gross
                                     L. D. Gross
                                     Vice President and
                                     Corporate Controller
                                     (Principal Accounting Officer)


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                                  EXHIBIT INDEX
          Exhibit
            No.                    Description                        Code

           23.1               Independent Auditors' Consent             E

Legend:  (IBR)  Incorporated by reference from previous filing
          (E)  Electronic Filing


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